Exhibit 99.2

UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

FOR

IFT CORPORATION AND SUBSIDIARIES

AND

LAPOLLA INDUSTRIES, INC.

IFT CORPORATION AND SUBSIDIARIES
AND LAPOLLA INDUSTRIES, INC.

INDEX TO UNAUDITED CONSOLIDATED PRO FORMA
FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

All schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions or are not applicable, and therefore have been omitted.

i

IFT CORPORATION AND SUBSIDIARIES
AND LAPOLLA INDUSTRIES, INC.
SELECTED UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
FOR FINANCIAL STATEMENTS

The unaudited pro forma consolidated balanced sheets of IFT Corporation and its subsidiaries (“IFT”) as of December 31, 2004 and LaPolla Industries, Inc. as of October 31, 2004 (twelve months then ended) gives effect to the purchase of LaPolla Industries, Inc. (“LaPolla”) as if it had occurred on December 1, 2004 and November 1, 2003, respectively. The LaPolla purchase transaction was closed on February 11, 2005 for approximately $2 Million payable in stock and cash. The unaudited pro forma statements of operations for the years ended December 31, 2004 and October 31, 2004 gives effect to the acquisition by IFT of LaPolla as if it had occurred on December 1, 2004 and November 1, 2003, respectively. The column headed "LaPolla Industries" in the unaudited pro forma statement of operations gives effect to the revenues and expenses of the acquisition for the periods being reported, and was not included in our historical financial statements. LaPolla was acquired on February 11, 2005. The purchase was accounted for by IFT using the purchase method of accounting.

The following unaudited pro forma financial data have been included as required by the rules of the Securities and Exchange Commission and are provided for comparative purposes only. The unaudited pro forma financial data presented are based upon the historical consolidated financial statements and the historical statements of revenues and direct operating expenses of IFT and LaPolla and should be read in conjunction with such financial statements and related notes thereto included in this report.

The pro forma financial data are based upon assumptions and include adjustments as explained in the notes to the unaudited pro forma financial statements, and the actual recording of the transactions could differ. The unaudited pro forma financial data are not necessarily indicative of the financial results that would have occurred had the purchase been effective on and as of the date indicated and should not be viewed as indicative of operations in future periods.

IFT CORPORATION AND SUBSIDIARIES
AND LAPOLLA INDUSTRIES, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS

			Proforma Adjustments
	IFT Corporation December 31, 2004	LaPolla Industries October 31, 2004	Net Assets Not Acquired		Acquisition Funding		Pro Forma Consolidated
ASSETS

CURRENT ASSETS
Cash	$24,903	$-	$-		$-		$24,903
Accounts Receivable	630,408	1,334,326	-		-		1,964,734
Inventory	249,039	294,415	-		-		60,000
Deferred Tax Benefit	-	60,000	-		-		543,454
Other Current Assets	41,053	25,353	-		-		66,406
Total Current Assets	945,403	1,714,094	-		-		2,659,497

PROPERTY AND EQUIPMENT
Land	-	92,169	(92,169)	(A)	-		-
Building and Improvements	-	424,719	(424,719)	(A)			-
Machinery and Equipment	595,852	171,394	(48,581)	(A)	-		718,665
Less: Accumulated Depreciation	(308,068)	(149,600)	64,429	(A)	-		(393,239)
Net Property and Equipment	287,784	538,682	(501,040)		-		325,426

OTHER ASSETS
Intangibles	774,000	-	-		-		774,000
Acquisition Goodwill	-	-	-		1,370,236	(C)	1,370,236
Deposits and Other Non-Current Assets	56,471	-	-		-		56,471
Total Other Assets	830,471	-	-		1,370,236		2,200,707

Total Assets	$2,063,658	$2,252,776	$(501,040)		$1,370,236		$5,185,630

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Notes Payable-Current Portion	$743,652	$511,225	$(511,225)	(A)	$-		$743,652
Bank Overdraft	-	84,633	-		-		84,633
Accounts Payable and Accruals	1,654,821	977,339	-				2,632,160
Accounts Payable and Accruals- Discontinued Operations	663,601	-	-		-		663,601
Total Current Liabilities	3,062,074	1,573,197	(511,225)		-		4,124,046

LONG TERM LIABILITIES
Notes Payable-Net of Current Portion	14,243	-	-		-		14,243
Loans from Related Parties	5,670,000	244,989	(244,989)	(A)	2,000,000	(B)	7,670,000
Litigation Reserve	540,000	-	-		-		540,000
Total Long Term Liabilities	6,224,243	244,989	(244,989)		2,000,000		8,224,243
Total Liabilities	9,286,317	1,818,186	(756,214)		2,000,000		12,348,289

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred Stock, $1.00 Par Value:
Series A Convertible	55,035	-	-		-		55,035
Common Stock, $.01 Par Value	320,144	91,563	-		(91,563)	(D)	320,144
Additional Paid In Capital	53,625,390	-	255,174	(D)	(255,174)	(D)	53,625,390
Retained Earnings (Deficit)	(61,223,228)	343,027	-		(283,027)	(D)	(61,163,228)
Total Stockholders' (Deficit) Equity	(7,222,659)	434,590	255,174		(629,764)		(7,162,659)

Total Liabilities and Stockholders' Equity	$2,063,658	$2,252,776	$(501,040)		$1,370,236		$5,185,630

The accompanying notes are an integral part of the financial statements.

IFT CORPORATION AND SUBSIDIARIES
AND LAPOLLA INDUSTRIES, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	IFT Corporation Year Ending December 31, 2004	LaPolla Industries Year Ending October 31, 2004	Pro Forma Expenses		Pro Forma Income (Loss)

REVENUES	$2,564,163	$7,797,765	$-		$10,361,928

COST OF GOODS SOLD	1,991,351	6,667,172	-		8,658,523
Gross Profit	572,812	1,130,593	-		1,703,405

OPERATING EXPENSES	3,096,443	1,379,514	90,889	(E)	4,566,846

Net Income (Loss) before Other Income (Expenses) and Provision for Income Taxes	(2,523,631)	(248,921)	(90,889)		(2,863,441)

OTHER INCOME (EXPENSE)
Customer Finance Charges	-	107,445	-		107,445
Interest Income	-	1,157	-		1,157
Interest (Expense)	-	(33,831)	(180,000)	(F)	(213,831)
Total Other Income (Expense)	-	74,771	(180,000)		(105,229)

Net Income (Loss) before Provision for Income Taxes	(2,523,631)	(174,150)	(270,889)		(2,968,670)

Provision for Income Taxes (Benefit)	-	(60,000)	-		(60,000)

Net Income (Loss) - Continuing Operations	(2,523,631)	(114,150)	(270,889)		(2,908,670)
Net Income (Loss) - Discontinued Operations	(3,122,765)	-	-		(3,122,765)
Net Income (Loss) - Total	$(5,646,396)	$(114,150)	$(270,889)		$(6,031,435)

Net (Loss) Per Share - Basic and Diluted
Continuing Operations	$(0.087)				$(0.101)
Discontinued Operations	$(0.108)				$(0.108)
Net Loss Per Share	$(0.195)				$(0.209)

Weighted Average Shares Outstanding	28,866,604				28,866,604

The accompanying notes are an integral part of the financial statements.

NOTES TO
UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma financial data for IFT Corporation and its subsidiaries as of the year ended December 31, 2004 and LaPolla Industries, Inc. as of the fiscal year ended October 31, 2004 has been prepared to give effect to the acquisition by IFT of LaPolla. The column headed "LaPolla Industries” in the unaudited pro forma statement of operations gives effect to the revenues and direct operating expenses of the acquisition for the period, they were not included in IFT's historical financial statements. The unaudited pro forma financial statements are not necessarily indicative of the results of IFT's future operations.

The unaudited pro forma adjustment notes for the balance sheet are as follows:

A.     Assets and liabilities retained by shareholder, not transferred.

B.              $2 Million loan, at 9% per annum, to purchase LaPolla.

C.              The estimated purchase price and preliminary adjustments to historical book value of LaPolla as a result of the LaPolla transaction are as follows:

Estimated value of cash and common stock issued	$2,000,000
Book value of net assets acquired	629,764
Total Estimated Goodwill	1,370,236

D.  Acquisition equity eliminations.

The unaudited pro forma adjustment notes for the statement of operations are as follows:

E.  New annual rent expense $ 100,692, net of depreciation of $9,803 on assets not acquired.

F.  Interest on $2 Million acquisition debt at 9% per annum.